SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of report: March 12, 2004
                        (Date of earliest event reported)

                            Stillwater Mining Company
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-7704                 13-1681234
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  536 East Pike Avenue, Columbus, Montana 59019
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (406) 322-8700
              (Registrant's telephone number, including area code)

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                                EXPLANATORY NOTE

     This Form 8-K/A is filed to amend and supplement the Form 8-K (the "Original 8-K") filed with the Securities and Exchange Commission on February 27, 2004 by Stillwater Mining Company (the "Company").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits:

          99.2 Press release issued on March 12, 2004 by Stillwater Mining Company.

Item 12. Results of Operation and Financial Condition

     Item 12 of the Original 8-K is hereby amended and supplemented by adding the following paragraph at the end thereof:

     On March 12, 2004, the Company issued a press release amending certain information provided in its press release issued on February 27, 2004. Such March 12, 2004 press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STILLWATER MINING COMPANY

Date: March 12, 2004                        By: /s/ John R. Stark
                                                --------------------------------
                                                Name:  John R. Stark
                                                Title: Vice President, Secretary
                                                       and General Counsel

                                  EXHIBIT INDEX

99.2 Amendment to the press release issued on February 27, 2004 by the Company